SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 24, 2001

                           MSDW Structured Asset Corp.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                    333-64879                13-4026700
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(State or Other Jurisdiction      (Commission File            (IRS Employer
      of Incorporation)                Number)             Identification No.)

         1585 Broadway, New York, New York                       10036
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      (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's telephone number, including area code: 212-761-2520

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 25.2      Statement of Eligibility of Trustee

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: April 27, 2001

                                            MSDW STRUCTURED ASSET CORP.
                                            (Registrant)

                                            By: /s/ Michael Harpe
                                                --------------------------------
                                                Name: Michael Harpe
                                                Title: President

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                                  EXHIBIT INDEX

Exhibit 25.2      Statement of Eligibility of Trustee.